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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act
file number                         811-21048
            --------------------------------------------------------------------


                       AIM Select Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           11 Greenway Plaza, Suite 100 Houston, Texas   77046
--------------------------------------------------------------------------------
          (Address of principal executive offices)     (Zip code)

    Robert H. Graham     11 Greenway Plaza,  Suite 100  Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:       (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:    12/31
                          ------------

Date of reporting period:   12/31/04
                          ------------

Item 1. Reports to Stockholders.

                                              AIM SELECT REAL ESTATE INCOME FUND
                               Annual Report to Shareholders o December 31, 2004




                                                                   ANNUAL REPORT

                                    AIM SELECT REAL ESTATE INCOME FUND'S primary
                         investment objective is high current income; the fund's secondary investment objective is capital appreciation.




[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--



===============================================================================================================================
o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on net assets attributable to common shares plus assets attributable to outstanding preferred shares.
===============================================================================================================================

GENERAL INFORMATION

o AIM Select Real Estate Income Fund         o REITs tend to be small- to medium- sized   o An investment in the fund is subject
performance figures are historical, and      companies. REIT shares, like other           to investment risk, including the
they reflect fund expenses, the              smaller company shares, may be more          possible loss of the entire principal
reinvestment of distributions (if any)       volatile than and perform differently        amount that you invest. Your common
and changes in net asset value (NAV) or      from larger-company shares. There may be     shares at any point in time may be worth
market price, as applicable.                 less trading in a smaller company's          less than what you invested, even after
                                             shares, which means that buy and sell        taking into account the reinvestment of
                                             transactions in those shares could have      fund dividends and distributions. The
PRINCIPAL RISKS OF INVESTING IN THE FUND     a larger impact on the share's prices        value of the fund's portfolio securities
                                             than in the case of larger-company           may move up or down, sometimes rapidly
o The performance of the fund will be        shares.                                      and unpredictably.
closely linked to the performance of the
real estate markets. Property values may     o The fund is classified as                  o Investing in a single-sector mutual
fall due to declining rents or               "nondiversified" under the Investment        fund may involve greater risk and
increasing vacancies resulting from          Company Act of 1940. It can invest a         potential reward than investing in a
economic, legal, cultural, or                greater portion of its assets in             more diversified fund. Due to
technological developments. The fund         obligations of a single issuer than a        significant market volatility, results
invests substantial assets in Real           "diversified" fund. As a result, the         of an investment made today may differ
Estate Investment Trusts (REITs). REIT       fund will be more susceptible than a         substantially from the historical
prices may drop because of poor              more widely diversified fund to any          performance shown. Call your financial
management or because borrowers fail to      single corporate, economic, political or     advisor for more current information.
pay their loans. Many REITs use leverage     regulatory occurrence.
(and some may be highly leveraged),                                                       ABOUT INDEXES USED IN THIS REPORT
which increases investment risk and          o The prices of foreign securities may
could adversely affect a REIT's              be affected by factors not present with      o The unmanaged Standard & Poor's
operation and market value in periods of     securities traded in the U.S. markets,       Composite Index of 500 Stocks (the S&P
rising interest rates in addition to the     including currency exchange rates,           500--registered trademark-- Index) is an
risks normally associated with debt          political and economic conditions, less      index of common stocks frequently used
financing. Financial covenants related       stringent regulation and higher              as a general measure of U.S. stock
to REIT leveraging may affect the            volatility. As a result, many foreign        market performance.
ability of REITs to operate effectively.     securities may be less liquid and more
Real estate risks may also arise if a        volatile than U.S. securities.               o The Morgan Stanley REIT Index is a
portfolio company fails to carry                                                          total return index composed of the most
adequate insurance or if a portfolio         o If the fund enters into interest rate      actively traded real estate investment
company becomes liable for removal or        swaps, interest rate caps, or options or     trusts and is designed to be a measure
other costs related to environmental         futures transactions, a decline in           of real estate equity performance. The
contamination. Investing in REITs            interest rates may result in a decline       index was developed with a base value of
presents risks not associated with           in the net amount receivable by the fund     200 as of December 31, 1994.
investing in stocks.                         under the interest rate hedging
                                             transaction (or increase the net amount      o The unmanaged National Association of
o The fund has the ability to use            payable by the fund under the interest       Real Estate Investment Trusts (the
leverage through the issuance of             rate hedging transaction), which could       NAREIT) Equity Index tracks the
preferred shares, commercial paper or        result in a decline in the NAV of the        performance of tax-qualified REITs listed
notes, and/or borrowing in an aggregate      common shares.                               on the New York Stock Exchange, the
amount of up to 30% of the fund's total                                                   American Stock Exchange and the Nasdaq
assets after such issuance and/or            o The fund may invest up to 20% of its       National Markets System. Equity REITs
borrowing. It currently issues preferred     total assets in securities of                have at least 75% of their gross
shares. The use of leverage by the fund      below-investment grade quality, including    invested book assets invested in the
may result in greater volatility of the      non-investment grade securities commonly     equity ownership of real estate.
NAV and market price of the fund's           referred to as "junk bonds." Securities
common shares because changes in the         of below-investment grade quality are        o The fund is not managed to track the
value of the fund's portfolio                regarded as having predominantly             performance of any particular index,
investments, including investments           speculative characteristics with respect     including the indexes defined here, and
purchased with the proceeds of the           to capacity to pay interest and repay        consequently, the performance of the
issuance of fund preferred shares or         principal.                                   fund may deviate significantly from the
borrowing, are borne entirely by the                                                      performance of the indexes.
common shareholders. Common share income     o The fund's Declaration of Trust and
may fall if the dividend rate on fund        Bylaws include provisions that could
preferred shares or the interest rate on     limit the ability of other entities or
any borrowings rises and will fluctuate      persons to acquire control of the fund
as the dividend rate on fund preferred       or convert the fund to open-end status.
shares or the interest on any borrowings     These provisions could have the effect
varies.                                      of depriving the common shareholders of
                                             opportunities to sell their common
                                             shares at a premium over the then-current
                                             market prices of the common shares.


=======================================================
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
=======================================================
AIMinvestments.com



o A direct investment cannot be made in      The fund files its complete schedule of      NOTICE IS HEREBY GIVEN THAT THE FUND MAY
an index. Unless otherwise indicated,        portfolio holdings with the Securities       IN THE FUTURE PURCHASE ITS COMMON SHARES
index results include reinvested             and Exchange Commission ("SEC") for the      OR ITS AUCTION RATE PREFERRED SHARES
dividends, and they do not reflect sales     1st and 3rd quarters of each fiscal year     FROM TIME TO TIME, AT SUCH TIME, AND IN
charges. Performance of an index of          on Form N-Q. The fund's Form N-Q filings     SUCH AMOUNTS, AS MAY BE DEEMED
funds reflects fund expenses;                are available on the SEC's Web site at       ADVANTAGEOUS TO THE FUND. NOTHING HEREIN
performance of a market index does not.      http://www.sec.gov. Copies of the fund's     SHALL BE CONSIDERED A COMMITMENT TO
                                             Forms N-Q may be reviewed and copied at      PURCHASE SUCH SHARES.
OTHER INFORMATION                            the SEC's Public Reference Room at 450
                                             Fifth Street, N.W., Washington, D.C.
o The Fund's audit committee Charter is      20549-0102. You can obtain information on
available on the AIM Web site,               the operation of the Public Reference
AIMinvestments.com. Go to                    Room, including information about
AIMinvestments.com. Under the Products       duplicating fee charges, by calling
list, click on AIM Select Real Estate        1-202-942-8090 or by electronic request at
Income Fund, then click on Fund              the following E-mail address:
Overview, then on Charter of the Audit       publicinfo@sec.gov. The SEC file numbers
Committees of the AIM Funds and the          for the fund are 811-21048 and 333-84256
INVESCO Funds. You may also obtain a         for common shares and 333-90300 for
printed copy by calling AIM's Client         preferred shares. The fund's most recent
Services department at 800-959-4246.         portfolio holdings, as filed on Form N-Q,
                                             are also available at
o The Fund's Annual CEO Certification of     AIMinvestments.com.
Compliance regarding the fund's
compliance with NYSE corporate               A description of the policies and
governance listing standards was filed       procedures that the fund uses to
with the NYSE on June 2, 2004.               determine how to vote proxies relating
                                             to portfolio securities is available
o The certifications of the Fund's           without charge, upon request, from our
principal executive officer and              Client Services department at 800-959-4246
principal financial officer, as required     or on the AIM Web site,
by Section 302 of the Sarbanes-Oxley Act     AIMinvestments.com. On the home page,
of 2002, are filed with the Securities       scroll down and click on AIM Funds Proxy
and Exchange Commission (SEC) with the       Policy. The information is also
Fund's Form N-CSR for the period covered     available on the Securities and Exchange
by this Annual Report to Shareholders.       Commission's Web site, sec.gov.
The Fund's Form N-CSR for the period
covered by this Annual Report to             Information regarding how the fund voted
Shareholders will be posted on the SEC's     proxies related to its portfolio
Web site, www.sec.gov, within 10 days        securities during the 12 months ended
after this Report is first sent to           6/30/04 is available at our Web site. Go
shareholders.                                to AIMinvestments.com, access the About
                                             Us tab, click on Required Notices and
                                             then click on Proxy Voting Activity.
                                             Next, select your fund from the drop-down
                                             menu.

AIM SELECT REAL ESTATE INCOME FUND


MANAGEMENT'S DISCUSSION                                                                      In the second half of the year,
OF FUND PERFORMANCE                                                                       earnings growth expectations and an
                                                                                          increasing level of consolidations,
For the fifth consecutive year, real         of the prior fiscal year. As of December     particularly in the retail mall sector,
estate investment trusts or REITs have       31, 2004, the close of the fiscal year,      drove REIT prices higher. Despite a
outperformed the broad market. In a year     the average discount rate to NAV of          slight downturn in the first few days of
where equity securities in general moved     closed-end real estate funds available       November, REITs continued to outdistance
higher, REITs were one of the best           from Morningstar was 10.6%, up from 2.3%     the broad market in the last half of the
performing asset classes.                    at the close of the prior fiscal year.       year.

==========================================   HOW WE INVEST                                   Retail REITs, led by regional malls
FUND VS. INDEXES                                                                          and shopping centers, made the greatest
                                             To meet our investment objectives, we        contribution to fund performance during
TOTAL RETURNS, 12/31/03-12/31/04             use a fundamentals-driven investment         the year. As many retailers are
                                             process to identify REITs with high          expanding and good store locations are
Fund at NAV                          24.43%  quality underlying properties, strong        in demand, retail REITs proved the
Fund at Market                       16.89   management teams and attractive relative     strongest sector for the year. A
S&P 500 Index (Broad Market Index)   10.87   valuations. The result is a portfolio        specific contributor reflective of our
Morgan Stanley REIT Index                    that is diversified by both property         investment discipline is New Plan Excel
(Style-specific Index)               31.49   type and geographic location.                Realty Trust, one of the nation's
NAREIT Equity Index                  31.59                                                largest owners and managers of
                                                The fund also uses leverage in an         neighborhood shopping centers. The
SOURCES: LIPPER, INC., NAREIT, BLOOMBERG     effort to increase portfolio yield           company is led by a skilled management
                                             through the issuance of auction rate         team, and the stock trades at an
==========================================   preferred shares. The interest rate          attractive yield and offers improving
                                             exposure of the preferred shares is          earnings prospects.
   As illustrated in the table above,        partially offset through the use of
the fund posted a strong total return,       interest rate swaps.                            Office REITs also had positive
significantly outperforming the broad                                                     returns but location was an important
market represented here by the S&P 500                                                    factor as office vacancies remain
Index. The fund's primary objective,         MARKET CONDITIONS AND YOUR FUND              plentiful in many locations. Arden
however, is high current income with                                                      Realty Inc. was a top fund contributor
approximately 25% of the fund invested       On the heels of a powerful real estate       for the year. Arden owns and operates
in preferred stocks. During the fiscal       market in 2003, REITs continued to rally     about 130 commercial properties
year, REIT preferred stocks, generally       in the first quarter of 2004. Investor       primarily located in southern
had lower returns than REIT common           interest was high as the asset class         California, an area that represents
stocks. As the proportion of preferred       witnessed significant inflows in the         below average office market vacancies.
stocks is higher in the fund than in the     first three months of the year.
Morgan Stanley REIT Index or NAREIT                                                          Given the fund's primary goal of high
Equity Index, the fund lagged these             REITs, however, took a large step         current income, we continue to have a
indexes during the fiscal year.              back in April as the U.S. recorded           meaningful exposure to the healthcare
                                             higher-than-expected job increases coupled   sector, as healthcare REITs have
   As of December 31, 2004, the close of     with fears of interest rate hikes. The       historically produced a relatively high
the fiscal year, the Fund Common Shares      correction proved short-lived, however,      and steady stream of income. While
traded at a 12.6% discount to NAV, up        as REIT indexes produced positive            healthcare REITs generally
from 7% at the close                         returns for both May and June.               underperformed for the year as more
                                                                                          economically sensitive property types
                                                                                          attracted investor attention, several
                                                                                          healthcare REITs


======================================================================      ======================================================

PORTFOLIO COMPOSITION

By property type                                                            TOP 10 SECURITY HOLDINGS*

 1.  Healthcare                                                   21.1%      1.  Healthcare Realty Trust, Inc.               4.5%

 2.  Office Properties                                            20.8       2.  New Plan Excel Realty Trust                 3.8

 3.  Retail                                                       18.3       3.  Nationwide Health Properties, Inc.          3.7

 4.  Diversified                                                  12.4       4.  Health Care REIT, Inc.                      3.6

 5.  Apartments                                                    6.5       5.  Health Care Property Investors, Inc.        3.6

 6.  Lodging-Resorts                                               4.5       6.  Mack-Cali Realty Corp.                      3.3

 7.  Freestanding                                                  4.2       7.  iStar Financial Inc.                        3.2

 8.  Specialty Properties                                          4.1       8.  Commercial Net Lease Realty                 3.2

 9.  Industrial/Office Mixed                                       2.6       9.  Arden Realty, Inc.                          3.1

10.  Industrial Properties                                         2.2      10.  Colonial Properties Trust                   3.1

11.  Self Storage Facilities                                       2.2      The fund's holdings are subject to change, and there is
                                                                            no assurance that the fund will continue to hold any
12.  Manufactured Homes                                            0.1      particular security.

     Money Market Funds Plus Other Assets Less Liabilities         1.0      *Excluding money market fund holdings.

======================================================================      ======================================================

made strong contributions to the             interest rate uncertainty. Given the                          JOE V. RODRIGUEZ, JR.,
portfolio's return, including Nationwide     strong REIT environment during the                            Director of Securities
Health Properties and Healthcare Realty      reporting period, leverage helped the        [RODRIGUEZ       Management,  INVESCO
Trust.                                       fund by boosting both income and NAV.          PHOTO]         Real Estate, is manager
                                                                                                           of AIM Select  Real
   Given the strong REIT market,             IN CLOSING                                                    Estate Income Fund
holdings that detracted from fund                                                         and the head of real estate securities
performance were isolated to just a few      During the year, investors continued to      for INVESCO. In addition to portfolio
holdings which carried relative low          express a preference for securities          management, he oversees all phases of
weight in the fund. One REIT that            backed by tangible assets. At the close      the unit including securities research
detracted from fund performance was U.S.     of 2004, industry valuations began to        and administration. Mr. Rodriguez, who
Restaurant Properties, Inc.                  catch up with REITs' rapid price             joined INVESCO in 1990, has served on
which acquires, owns, leases and in some     appreciation. As such, we are still          the editorial boards of the National
cases, operates restaurants, service         mindful of valuations which remain at a      Association of Real Estate Investment
stations and other retail properties.        premium to their underlying property         Trusts and The Institutional Real Estate
                                             values. For the fiscal year, we are          Securities Newsletter. A contributing
   In August, the company announced a        pleased to provide shareholders with         author for the book Real Estate
reverse merger with CNL Restaurant           attractive income and double-digit           Investment Trusts: Structure, Analysis
Properties, a private REIT, at a             returns.                                     and Strategy, Mr. Rodriguez has served
transaction value of $1.3 billion. The                                                    as adjunct professor of economics at the
combined company will operate under the      The views and opinions expressed in          University of Texas at Dallas. He is a
CNL name and be led by CNL management.       Management's Discussion of Fund              member of the National Association of
We did not have conviction in CNL            Performance are those of A I M Advisors,     Business Economists, American Real
management--a key tenet in our               Inc. These views and opinions are            Estate Society and The Institute of
investment strategy--so we sold the          subject to change at any time based on       Certified Financial Planners. Mr.
position.                                    factors such as market and economic          Rodriguez holds a B.B.A. in economics
                                             conditions. These views and opinions may     and finance and an M.B.A. in finance
   As the fund's primary objective is        not be relied upon as investment advice      from Baylor University.
high current income, the fund has            or recommendations, or as an offer for a
exposure to REIT preferred stocks. Due       particular security. The information is                       MARK D. BLACKBURN,
to their fixed-income characteristics,       not a complete analysis of every aspect                       Chartered Financial
REIT preferred stocks may behave more        of any market, country, industry,            [BLACKBURN       Analyst, Director of
like bonds. During the year, REIT            security or the Fund. Statements of fact       PHOTO]         Securities Research,
preferred stocks provided income but did     are from sources considered reliable,                         INVESCO Real Estate,
not participate as fully in the share        but A I M Advisors, Inc. makes no                             is manager of AIM
price appreciation as did REIT common        representation or warranty as to their       Select Real Estate Income Fund. He
stocks.                                      completeness or accuracy. Although           serves as a member of the U.S. Real
                                             historical performance is no guarantee       Estate Securities Portfolio Management
   As mentioned earlier, the fund also       of future results, these insights may        and Research team. Prior to joining
borrows money, a strategy that helps the     help you understand our investment           INVESCO in 1998, he was an associate
fund's yield and may help or hurt NAV        management philosophy.                       director of the research department at a
depending on whether the REIT market is                                                   brokerage firm. He has approximately 17
going up or down. We borrow through the            See important fund and index           years of experience in institutional
issuance of auction rate preferred               disclosures inside front cover.          investing and risk management. Mr.
shares and then swap a portion of the                                                     Blackburn received a B.S. in accounting
floating rates paid on the preferred                                                      from Louisiana State University and an
shares for fixed rates in an effort to                                                    M.B.A. from Southern Methodist
mitigate                                                                                  University. He is a Certified Public
                                                                                          Accountant and a member of the National
=====================================================================================     Association of Real Estate Investment
                                                                                          Trusts.
=========================================    NAV. The fund should not be viewed as a
COMMON SHARE MARKET VALUE        $17.50      vehicle for trading purposes. It is                           JAMES W. TROWBRIDGE,
COMMON SHARE NET ASSET VALUE     $20.02      designed primarily for risk-tolerant                          portfolio manager,
MARKET PRICE DISCOUNT            (12.59%)    long-term investors.                         [TROWBRIDGE      INVESCO Real Estate,
TOTAL NUMBER OF HOLDINGS*           112                                                      PHOTO]        is manager of AIM
=========================================       The performance data quoted represent                      Select Real Estate
                                             past performance and cannot guarantee                         Income Fund. He
At the close of the fiscal year, the         comparable future results; current           is a member of the U.S. Real Estate
fund's common shares NAV stood at            performance may be lower or higher.          Securities Portfolio Management and
$20.02, and its share price was $17.50.      Please see your financial advisor for        Research team. Mr. Trowbridge, who
Since the fund is a closed-end management    the most recent month-end performance.       joined INVESCO in 1989, is responsible
investment company, shares of the fund       Performance figures reflect fund             for integrating his knowledge into
may trade at a discount from the net         expenses, reinvested distributions and       INVESCO's publicly traded real estate
asset value. This characteristic is          changes in net asset value will              securities investments. He specializes
separate and distinct from the risk that     fluctuate so that you may have a gain or     in analyzing markets and property level
NAV could decrease as a result of            loss when you sell shares.                   supply-and-demand relationships and
investment activities and may be a                                                        evaluating REIT company strategic
greater risk to investors expecting to          Had the advisor not waived fees           direction and management. Prior to
sell their shares after a short time.        and/or reimbursed expenses, performance      joining INVESCO, Mr. Trowbridge spent
The fund cannot predict whether shares       at NAV would have been lower.                five years as a senior real estate
will trade at, above or below                                                             officer. He holds a B.S. in finance from
                                                                                          Indiana University and is a member of
=====================================================================================     the National Association of Real Estate
                                                                                          Investment Trusts.

                                                                                          Assisted by the Real Estate Team




AIM SELECT REAL ESTATE INCOME FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the fund, you incur      together with the amount you invested,       used to estimate your actual ending
two types of costs: (1) transaction          to estimate the expenses that you paid       account balance or expenses you paid for
costs, which may include sales charges       over the period. Simply divide your          the period. You may use this information
(loads) on purchase payments; and (2)        account value by $1,000 (for example, an     to compare the ongoing costs of
ongoing costs, including management          $8,600 account value divided by $1,000 =     investing in the fund and other funds.
fees; and other fund expenses. This          8.6), then multiply the result by the        To do so, compare this 5% hypothetical
example is intended to help you              number in the table under the heading        example with the 5% hypothetical
understand your ongoing costs (in            entitled "Actual Expenses Paid During        examples that appear in the shareholder
dollars) of investing in the Fund and to     Period" to estimate the expenses you         reports of the other funds.
compare these costs with ongoing costs       paid on your account during this period.
of investing in other mutual funds. The                                                      Please note that the expenses shown
example is based on an investment of         HYPOTHETICAL EXAMPLE FOR                     in the table are meant to highlight your
$1,000 invested at the beginning of the      COMPARISON PURPOSES                          ongoing costs only and do not reflect
period and held for the entire period,                                                    any transactional costs, such as sales
July 1, 2004-December 31, 2004.              The table below also provides                charges (loads) on purchase payments.
                                             information about hypothetical account       Therefore, the hypothetical information
ACTUAL EXPENSES                              values and hypothetical expenses based       is useful in comparing ongoing costs
                                             on the fund's actual expense ratio and       only, and will not help you determine
The table below provides information         an assumed rate of return of 5% per year     the relative total costs of owning
about actual account values and actual       before expenses, which is not the fund's     different funds. In addition, if these
expenses. You may use the information in     actual return. The hypothetical account      transactional costs were included, your
this table,                                  values and expenses may not be               costs would have been higher.








==================================================================================================================================

                                                              ACTUAL                                  HYPOTHETICAL
                                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT             ENDING ACCOUNT             EXPENSES        ENDING ACCOUNT              EXPENSES
SHARE              VALUE                        VALUE                 PAID DURING           VALUE                  PAID DURING
CLASS             (7/1/04)                   (12/31/04)(1)              PERIOD(2)         (12/31/04)                PERIOD(2)
Common            $1,000.00                  $1,220.20                  $4.13             $1,021.42                  $3.76

(1)The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1,
2004, to December 31, 2004, was 22.02% for Common Shares.

(2)Expenses are equal to the Fund's annualized expense ratio (0.74% for Common Shares) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

==================================================================================================================================


                                             [ARROW
                                             BUTTON   For More Information Visit
                                             IMAGE]       AIMinvestments.com

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-93.17%

APARTMENTS-4.82%

American Campus Communities, Inc.                350,000   $    7,871,500
-------------------------------------------------------------------------
Amli Residential Properties Trust                170,900        5,468,800
-------------------------------------------------------------------------
Gables Residential Trust                         243,600        8,718,444
-------------------------------------------------------------------------
GMH Communities Trust                            161,300        2,274,330
-------------------------------------------------------------------------
Home Properties, Inc.                            100,000        4,300,000
-------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.           61,000        2,514,420
-------------------------------------------------------------------------
Town & Country Trust                             267,900        7,402,077
=========================================================================
                                                               38,549,571
=========================================================================

DIVERSIFIED-11.68%

AEW Real Estate Income Fund                      100,000        1,915,000
-------------------------------------------------------------------------
Colonial Properties Trust                        795,578       31,242,348
-------------------------------------------------------------------------
Crescent Real Estate Equities Co.                498,300        9,098,958
-------------------------------------------------------------------------
iStar Financial Inc.                             719,400       32,560,044
-------------------------------------------------------------------------
Lexington Corporate Properties Trust             343,900        7,765,262
-------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.         189,600        3,611,880
-------------------------------------------------------------------------
Nuveen Real Estate Income Fund                    77,400        1,602,180
-------------------------------------------------------------------------
Real Estate Income Fund, Inc.                    157,000        2,899,790
-------------------------------------------------------------------------
Scudder RREEF Real Estate Fund, Inc.             120,700        2,622,811
=========================================================================
                                                               93,318,273
=========================================================================

FREESTANDING-5.30%

Commercial Net Lease Realty                    1,546,000       31,847,600
-------------------------------------------------------------------------
Getty Realty Corp.                               366,000       10,515,180
=========================================================================
                                                               42,362,780
=========================================================================

HEALTHCARE-24.72%

Health Care Property Investors, Inc.           1,296,300       35,894,547
-------------------------------------------------------------------------
Health Care REIT, Inc.                           945,800       36,082,270
-------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                  1,104,600       44,957,220
-------------------------------------------------------------------------
LTC Properties, Inc.                             135,600        2,699,796
-------------------------------------------------------------------------
Nationwide Health Properties, Inc.             1,556,300       36,962,125
-------------------------------------------------------------------------
OMEGA Healthcare Investors, Inc.                 685,900        8,093,620
-------------------------------------------------------------------------
Senior Housing Properties Trust                1,611,900       30,529,386
-------------------------------------------------------------------------
Universal Health Realty Income Trust              75,000        2,409,750
=========================================================================
                                                              197,628,714
=========================================================================

INDUSTRIAL PROPERTIES-2.27%

First Industrial Realty Trust, Inc.              444,500       18,104,485
=========================================================================

INDUSTRIAL/OFFICE MIXED-2.31%

Liberty Property Trust                           428,200       18,498,240
=========================================================================

LODGING-RESORTS-3.40%

Hospitality Properties Trust                     590,400       27,158,400
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------


OFFICE PROPERTIES-21.37%

Arden Realty, Inc.                               831,500   $   31,364,180
-------------------------------------------------------------------------
BioMed Realty Trust, Inc.                        437,500        9,716,875
-------------------------------------------------------------------------
Brandywine Realty Trust                          463,800       13,631,082
-------------------------------------------------------------------------
CarrAmerica Realty Corp.                         475,400       15,688,200
-------------------------------------------------------------------------
CRT Properties, Inc.                             158,300        3,777,038
-------------------------------------------------------------------------
Digital Realty Trust, Inc.                       200,000        2,694,000
-------------------------------------------------------------------------
Equity Office Properties Trust                   125,000        3,640,000
-------------------------------------------------------------------------
Glenborough Realty Trust Inc.                    451,700        9,612,176
-------------------------------------------------------------------------
Highwoods Properties, Inc.                       369,400       10,232,380
-------------------------------------------------------------------------
HRPT Properties Trust                            537,300        6,893,559
-------------------------------------------------------------------------
Mack-Cali Realty Corp.                           719,100       33,100,173
-------------------------------------------------------------------------
Maguire Properties, Inc.                         543,400       14,921,764
-------------------------------------------------------------------------
Prentiss Properties Trust                        407,900       15,581,780
=========================================================================
                                                              170,853,207
=========================================================================

REGIONAL MALLS-1.93%

Glimcher Realty Trust                            555,400       15,390,134
=========================================================================

SELF STORAGE FACILITIES-2.73%

Extra Space Storage Inc.                         212,100        2,827,293
-------------------------------------------------------------------------
Public Storage, Inc.-Series A Dep. Shares        165,700        4,757,247
-------------------------------------------------------------------------
Sovran Self Storage, Inc.                        272,300       11,474,722
-------------------------------------------------------------------------
U-Store-It Trust(a)                              160,000        2,776,000
=========================================================================
                                                               21,835,262
=========================================================================

SHOPPING CENTERS-8.65%

Cedar Shopping Centers Inc.                      100,000        1,430,000
-------------------------------------------------------------------------
Heritage Property Investment Trust               401,400       12,880,926
-------------------------------------------------------------------------
Inland Real Estate Corp.                         547,000        8,724,650
-------------------------------------------------------------------------
New Plan Excel Realty Trust(b)                 1,396,100       37,806,388
-------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                 91,500        2,950,875
-------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.              202,096        5,347,460
=========================================================================
                                                               69,140,299
=========================================================================

SPECIALTY PROPERTIES-3.99%

American Financial Realty Trust                1,021,000       16,519,780
-------------------------------------------------------------------------
Entertainment Properties Trust                   289,400       12,892,770
-------------------------------------------------------------------------
Spirit Finance Corp.(a)                          198,400        2,509,760
=========================================================================
                                                               31,922,310
=========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $528,962,054)                                     744,761,675
=========================================================================


                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

PREFERRED STOCKS-31.28%

APARTMENTS-3.33%

Apartment Investment & Management Co.
  Series D, 8.75%                                  8,308   $      207,700
-------------------------------------------------------------------------
  Series T, 8.00%                                200,000        5,082,000
-------------------------------------------------------------------------
BRE Properties, Inc.
  Series B, 8.08%                                200,000        5,370,000
-------------------------------------------------------------------------
  Series D, 6.75%(c)                             200,000        5,081,260
-------------------------------------------------------------------------
Equity Residential-Series K, 8.29%(c)              4,200          241,500
-------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.
  Series F, 9.25%                                 47,000        1,292,970
-------------------------------------------------------------------------
  Series H, 8.30%                                195,000        5,070,000
-------------------------------------------------------------------------
Post Properties, Inc.-Series A, 8.50%             71,700        4,258,980
=========================================================================
                                                               26,604,410
=========================================================================

DIVERSIFIED-3.93%

Colonial Properties Trust-Series D, 8.13%        200,000        5,310,000
-------------------------------------------------------------------------
Cousins Properties Inc.
  Series A, 7.75%                                400,000       10,460,000
-------------------------------------------------------------------------
  Series B, 7.50%(c)                             100,000        2,525,000
-------------------------------------------------------------------------
Crescent Real Estate Equities Co.-Series B,
  9.50%                                           51,400        1,372,380
-------------------------------------------------------------------------
iStar Financial Inc.-Series E, 7.88%             185,000        4,828,500
-------------------------------------------------------------------------
Lexington Corporate Properties Trust- Series
  B, 8.05%                                        70,000        1,841,700
-------------------------------------------------------------------------
Vornado Realty Trust-Series F, 6.75%(c)          200,000        5,093,760
=========================================================================
                                                               31,431,340
=========================================================================

HEALTHCARE-1.80%

Health Care Property Investors, Inc.- Series
  F, 7.10%                                       360,000        9,111,600
-------------------------------------------------------------------------
OMEGA Healthcare Investors, Inc.-Series D,
  8.38%                                          200,000        5,280,000
=========================================================================
                                                               14,391,600
=========================================================================

INDUSTRIAL PROPERTIES-0.54%

EastGroup Properties, Inc.-Series D, 7.95%(c)    160,000        4,275,008
-------------------------------------------------------------------------
ProLogis-Series C, 8.54%(c)                          950           57,149
=========================================================================
                                                                4,332,157
=========================================================================

INDUSTRIAL/OFFICE MIXED-0.94%

Bedford Property Investors, Inc.
  Series A, 8.75%(c)                              60,000        2,990,628
-------------------------------------------------------------------------
  Series B, 7.63%                                139,200        3,562,128
-------------------------------------------------------------------------
Duke Realty Corp.-Series B, 7.99%(c)              10,000          506,250
-------------------------------------------------------------------------
PS Business Parks, Inc.-Series F, 8.75%           16,000          428,000
=========================================================================
                                                                7,487,006
=========================================================================

LODGING-RESORTS-2.27%

FelCor Lodging Trust Inc.-Series B, 9.00%         15,000          381,900
-------------------------------------------------------------------------
Hilton Hotels Corp., 8.00%                        45,000        1,210,950
-------------------------------------------------------------------------
Hospitality Properties Trust-Series B, 8.88%     450,000       12,465,000
-------------------------------------------------------------------------
Innkeepers USA Trust-Series C, 8.00%              80,000        2,060,000
-------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

LODGING-RESORTS-(CONTINUED)

LaSalle Hotel Properties
  Series A, 10.25%                                36,300   $      994,620
-------------------------------------------------------------------------
  Series B, 8.38%                                 40,000        1,057,600
=========================================================================
                                                               18,170,070
=========================================================================

MANUFACTURED HOMES-0.13%

Affordable Residential Communities- Series A,
  8.25%                                           40,000        1,043,200
=========================================================================

OFFICE PROPERTIES-4.75%

Alexandria Real Estate Equities, Inc.- Series
  B, 9.10%                                         5,600          151,200
-------------------------------------------------------------------------
Corporate Office Properties Trust-Series G,
  8.00%                                          300,000        7,950,000
-------------------------------------------------------------------------
CRT Properties, Inc.-Series A, 8.50%             120,000        3,159,600
-------------------------------------------------------------------------
Glenborough Realty Trust Inc.-Series A, $1.94
  Conv                                            46,236        1,174,394
-------------------------------------------------------------------------
Highwoods Properties, Inc.-Series B, 8.00%        31,500          797,265
-------------------------------------------------------------------------
HRPT Properties Trust
  Series A, 9.88%                                 42,000        1,136,100
-------------------------------------------------------------------------
  Series B, 8.75%                                510,000       14,086,200
-------------------------------------------------------------------------
Kilroy Realty Corp.
  Series E, 7.80%                                 51,600        1,351,920
-------------------------------------------------------------------------
  Series F, 7.50%                                200,000        5,062,000
-------------------------------------------------------------------------
SL Green Realty Corp.-Series C, 7.63%            120,000        3,072,000
=========================================================================
                                                               37,940,679
=========================================================================

REGIONAL MALLS-11.16%

CBL & Associates Properties, Inc.
  Series B, 8.75%                                315,000       17,010,000
-------------------------------------------------------------------------
  Series C, 7.75%                                400,000       10,512,000
-------------------------------------------------------------------------
  Series D, 7.38%(c)                             200,000        5,062,500
-------------------------------------------------------------------------
Glimcher Realty Trust
  Series F, 8.75%                                 80,000        2,084,000
-------------------------------------------------------------------------
  Series G, 8.13%                                134,600        3,471,334
-------------------------------------------------------------------------
Mills Corp. (The)
  Series B, 9.00%                                650,000       17,881,500
-------------------------------------------------------------------------
  Series C, 9.00%                                450,000       12,510,000
-------------------------------------------------------------------------
  Series E, 8.75%                                600,000       16,932,000
-------------------------------------------------------------------------
Taubman Centers, Inc.
  Series A, 8.30%                                 29,000          739,790
-------------------------------------------------------------------------
  Series G, 8.00%                                116,200        3,015,390
=========================================================================
                                                               89,218,514
=========================================================================

SHOPPING CENTERS-1.32%

Developers Diversified Realty Corp.-Class F,
  8.60%                                          229,700        6,172,039
-------------------------------------------------------------------------
Federal Realty Investment Trust-Series B,
  8.50%                                           70,600        1,915,378
-------------------------------------------------------------------------
Ramco-Gershenson Properties Trust- Series B,
  9.50%                                           40,000        1,100,000
-------------------------------------------------------------------------
Saul Centers, Inc.-Series A, 8.00%                50,000        1,337,500
=========================================================================
                                                               10,524,917
=========================================================================


                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

SPECIALTY PROPERTIES-1.11%

Capital Automotive REIT-Series A, 7.50%          200,000   $    5,140,000
-------------------------------------------------------------------------
Entertainment Properties Trust-Series A,
  9.50%                                          138,900        3,708,630
=========================================================================
                                                                8,848,630
=========================================================================
    Total Preferred Stocks (Cost
      $234,415,743)                                           249,992,523
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------


MONEY MARKET FUNDS-0.72%

Liquid Assets Portfolio-Institutional
  Class(d)                                     2,872,828   $    2,872,828
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    2,872,828        2,872,828
=========================================================================
    Total Money Market Funds (Cost
      $5,745,656)                                               5,745,656
=========================================================================
TOTAL INVESTMENTS-125.17% (Cost $769,123,453)               1,000,499,854
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.48%                             3,857,864
=========================================================================
AUCTION RATE PREFERRED SHARES, AT LIQUIDATION
  VALUE-(25.65%)                                             (205,000,000)
=========================================================================
NET ASSETS ATTRIBUTABLE TO COMMON
  SHARES-100.00%                                           $  799,357,718
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Conv.  - Convertible
Dep.   - Depositary
REIT   - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of the market value was pledged as collateral to cover margin requirements for open interest rate swap transactions. See Note 1H and Note 12.
(c) Security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $25,833,055, which represented 2.58% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $763,377,797)                               $  994,754,198
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,745,656)                                5,745,656
============================================================
    Total investments (cost $769,123,453)      1,000,499,854
============================================================
Receivables for:
  Investments sold                                   194,770
------------------------------------------------------------
  Dividends                                        5,387,344
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                30,658
------------------------------------------------------------
Other assets                                          26,832
============================================================
    Total assets                               1,006,139,458
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Unrealized depreciation on interest rate
    swap transactions                              1,478,572
------------------------------------------------------------
  Interest payable on interest rate swap
    transactions                                     149,679
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  54,161
------------------------------------------------------------
  Dividends declared on auction rate
    preferred shares                                  42,646
------------------------------------------------------------
Accrued operating expenses                            56,682
============================================================
    Total liabilities                              1,781,740
============================================================
Auction rate preferred shares, at
  liquidation value                              205,000,000
============================================================
Net assets attributable to common shares      $  799,357,718
____________________________________________________________
============================================================

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
  CONSIST OF:

Shares of beneficial interest -- common
  shares                                      $  547,735,022
------------------------------------------------------------
Undistributed net investment income                  (38,884)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and interest rate swap transactions             21,763,751
------------------------------------------------------------
Unrealized appreciation of investment
  securities and interest rate swap
  transactions                                   229,897,829
============================================================
                                              $  799,357,718
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  COMMON SHARE:

Outstanding                                       39,935,496
____________________________________________________________
============================================================
Net asset value per common share              $        20.02
____________________________________________________________
============================================================
Market value per common share                 $        17.50
____________________________________________________________
============================================================
Market price premium (discount) to net asset
  value per common share                              (12.59)%
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends                                                     $ 40,788,315
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       109,943
==========================================================================
    Total investment income                                     40,898,258
==========================================================================

EXPENSES:

Advisory fees                                                    8,456,423
--------------------------------------------------------------------------
Administrative services fees                                       226,109
--------------------------------------------------------------------------
Custodian fees                                                      45,476
--------------------------------------------------------------------------
Auction rate preferred shares auction fees                         512,500
--------------------------------------------------------------------------
Transfer agent fees                                                 59,532
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              35,087
--------------------------------------------------------------------------
Other                                                              338,268
==========================================================================
    Total expenses                                               9,673,395
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangement                                                 (2,871,174)
==========================================================================
    Net expenses                                                 6,802,221
==========================================================================
Net investment income                                           34,096,037
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND INTEREST RATE SWAP
  TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                                         68,280,990
--------------------------------------------------------------------------
  Foreign currencies                                                  (434)
--------------------------------------------------------------------------
  Interest rate swap transactions                               (3,622,511)
==========================================================================
                                                                64,658,045
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         58,334,892
--------------------------------------------------------------------------
  Interest rate swap transactions                                2,647,878
==========================================================================
                                                                60,982,770
==========================================================================
Net gain from investment securities, foreign currencies and
  interest rate swap transactions                              125,640,815
==========================================================================
Net increase in net assets resulting from operations           159,736,852
__________________________________________________________________________
==========================================================================

DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS FROM
  NET INVESTMENT INCOME                                         (3,084,524)
==========================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS ATTRIBUTABLE TO
  COMMON SHARES                                               $156,652,328
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 34,096,037    $ 38,053,734
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and interest rate swap transactions              64,658,045       4,919,867
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and interest rate swap transactions              60,982,770     208,218,378
==========================================================================================
    Net increase in net assets resulting from operations       159,736,852     251,191,979
==========================================================================================
Distributions to auction rate preferred shareholders from
  net investment income                                         (3,084,524)     (2,522,703)
==========================================================================================
    Net increase in net assets from operations attributable
     to common shares                                          156,652,328     248,669,276
==========================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  Net investment income                                        (49,360,273)    (31,589,483)
------------------------------------------------------------------------------------------
  Net realized gains                                           (20,003,690)             --
------------------------------------------------------------------------------------------
  Return of capital to common shareholders                              --     (17,244,529)
==========================================================================================
    Decrease in net assets resulting from distributions to
     common shares                                             (69,363,963)    (48,834,012)
==========================================================================================

CAPITAL STOCK TRANSACTIONS (NOTE 10):

  Net proceeds from reinvestment of common shares dividends             --         301,888
------------------------------------------------------------------------------------------
  Auction rate preferred shares offering costs                          --          (7,873)
==========================================================================================
    Net increase in net assets attributable to common shares
     from capital stock transactions                                    --         294,015
==========================================================================================
    NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHARES    87,288,365     200,129,279
==========================================================================================

NET ASSETS:

  Beginning of year                                            712,069,353     511,940,074
==========================================================================================
  End of year (including undistributed net investment income
    of $(38,884) and $(19,451), respectively)                 $799,357,718    $712,069,353
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund currently has Common Shares and Auction Rate Preferred Shares ("Preferred Shares") outstanding. The Common Shares are traded on the New York Stock Exchange under the symbol "RRE." Preferred Shares are currently sold in weekly auctions through broker-dealers who have an agreement with the auction agent. Preferred Shares have seniority over the Common Shares and the issuance of Preferred Shares leveraged the value of the Fund's Common Shares. Except as otherwise indicated in the Agreement and Declaration of Trust, as amended, (the "Declaration of Trust") and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

    The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Interest rate swap transactions are marked to market daily based upon quotations from market makers. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Dividends from net investment income (prior to any reclassification as a return of capital) are declared and paid to Common Shareholders monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

       Dividends from net investment income, distributions from capital gains and return of capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

       The Fund offers a Dividend Reinvestment Plan to allow dividends, including any capital gain dividends, on Common Shares to be automatically reinvested in additional Common Shares of the Fund. EquiServe, Inc., the Transfer Agent for the Common Shares of the Fund, will make the determination on the reinvestment of the dividend based on the market price per Common Share in comparison to the net asset value of the Fund. Generally, if on the fifth trading day preceding the payment date of the dividend, the market price per Common Share plus share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share, the Transfer Agent will receive the dividend or distribution in cash. Under these circumstances, the Transfer Agent will purchase Common Shares in the open market. Otherwise the Fund will issue new Common Shares to fulfill dividend reinvestment obligations.

       Preferred Shares issued by the Fund pay dividends based on a determined rate, usually the rate set at the preceding auction, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the last day of a dividend period.

       Under the Investment Company Act of 1940, the Fund is required to maintain, with respect to all outstanding senior equity securities of the Fund, including Preferred Shares, as of the last business day on any month in which any Preferred Shares are outstanding, asset coverage of at least 200%. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Preferred Shares' offering documents and the Preferred Shares' rating agencies as described in the offering documents. Should these requirements not be met, or should dividends accrued on the Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to Common Shareholders or will be subject to mandatory redemption of the Preferred Shares. At December 31, 2004, no such restrictions have been placed on the Fund.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- All expenses incurred by the Fund are included in the determination of the net assets attributable to Common Shares and do not impact the liquidation preference of Preferred Shares.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. INTEREST RATE SWAP TRANSACTIONS -- The Fund may enter into interest rate swap transactions in order to reduce the risk that the cost of leveraging by the Fund will exceed the returns realized by the Fund on the leverage proceeds. The Fund uses interest rate swap transactions in connection with the sale of Preferred Shares. In an interest rate swap, the Fund agrees to pay to the other party to the swap (which is known as the "counterparty") a fixed rate payment, and the counterparty agrees to pay to the Fund a variable rate payment. The variable rate payment is intended to approximate all or a portion of the Fund's dividend payment obligation on Preferred Shares or interest payment obligation on any variable rate borrowings. The payment obligations are based on the notional amount of the swap. The Fund has segregated liquid securities in a separate account having a value at least equal to the Fund's net payment obligations under any swap transaction. Interest rate swap transactions are marked to market daily.

       Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

       The Fund records periodic payments made under interest rate swap agreements as a component of realized gain (loss) in the Statement of Operations.

I. OFFERING COSTS -- All offering costs were borne by the Fund and were recorded as a reduction to paid-in surplus. All offering costs, including those associated with the issuance of Preferred Shares, were borne by the Common Shareholders of the Fund.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"), payable on a monthly basis. As of December 31, 2004, Managed Assets were $939,602,581.

    AIM has contractually agreed to waive a portion of its advisory fee as a percentage of average daily Managed Assets for the first seven years of the Fund's operations as follows:

WAIVER PERIOD                                                 FEE WAIVER
------------------------------------------------------------------------
05/31/02-06/30/07                                                0.30%
------------------------------------------------------------------------
07/01/07-06/30/08                                                0.20
------------------------------------------------------------------------
07/01/08-06/30/09                                                0.10
________________________________________________________________________
========================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $2,823,700.

    AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 50% of the advisory fee paid by the Fund to AIM, net of fee waivers and expense reimbursements.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $47,307 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $226,109.

    Certain officers and trustees of the Fund are officers and directors of AIM and/or A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,199,788       $ 91,378,409      $ (89,705,369)        $   --         $2,872,828      $ 55,274       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,199,788         91,378,409        (89,705,369)            --          2,872,828        54,669           --
==================================================================================================================================
                  $2,399,576       $182,756,818      $(179,410,738)        $   --         $5,745,656      $109,943       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangements are comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $167 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $167.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6--BORROWINGS

Effective November 1, 2004, the Fund entered into a new agreement whereby the Fund may borrow up to the lesser of (i) $225,000,000, or (ii) the limits set by its prospectus for borrowings. The funds that are parties to the line of credit will be charged a commitment fee of 0.09% on the unused balance of the committed line. During the year ended December 31, 2004, the Fund did not borrow under the committed credit facility.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income -- Common Shares                            $29,780,109    $31,589,483
----------------------------------------------------------------------------------------
  Ordinary income -- Preferred Shares                           1,324,282      2,522,703
----------------------------------------------------------------------------------------
  Long-term capital gain -- Common Shares                      39,583,854             --
----------------------------------------------------------------------------------------
  Long-term capital gain -- Preferred Shares                    1,760,242             --
========================================================================================
                                                               72,448,487     34,112,186
----------------------------------------------------------------------------------------
Return of capital -- Common Shares                                     --     17,244,529
========================================================================================
                                                              $72,448,487    $51,356,715
________________________________________________________________________________________
========================================================================================

TAX COMPONENTS OF NET ASSETS -- COMMON SHARES:

As of December 31, 2004, the components of net assets of Common Shares on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed long-term gain                                  $ 23,500,045
--------------------------------------------------------------------------
Unrealized appreciation -- investments                         228,161,535
--------------------------------------------------------------------------
Temporary book/tax differences                                     (38,884)
--------------------------------------------------------------------------
Shares of beneficial interest--Common Shares                   547,735,022
==========================================================================
Total net assets -- Common Shares                             $799,357,718
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on interest rate swap transactions of $(1,478,572).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $2,746,053 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $178,245,221 and $199,613,809, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $229,664,909
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (24,802)
==============================================================================
Net unrealized appreciation of investment securities             $229,640,107
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $770,859,747.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, organizational expenses, interest rate swap transactions and distribution, on December 31, 2004, undistributed net investment income was increased by $18,329,327, undistributed net realized gain (loss) was decreased by $18,338,905 and shares of beneficial interest increased by $9,578. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

For the year ended December 31, 2004, there were no changes in Common Shares outstanding.

    On March 11, 2002, AIM purchased one Common Share. On May 21, 2002, AIM purchased an additional 7,000 Common Shares. During the period May 31, 2002 (date investment operations commenced) through December 31, 2002, 39,900,000 Common Shares and 2,050 Preferred Shares of each Series M, W, R and F were issued. The Fund issued 4,317, 24,178 and 0 Common Shares for the reinvestment of dividends during the period May 31, 2002 to December 31, 2002 and for the years ended December 31, 2003 and 2004, respectively.

NOTE 11--DISTRIBUTIONS DECLARED

For January, 2005, a dividend of $0.103 per share was declared on December 2, 2004, payable on January 28, 2005, for fund shareholders of record on January 18, 2005.

    For February, 2005, a dividend of $0.103 per share was declared on December 2, 2004, payable on February 25, 2005, for fund shareholders of record on February 15, 2005.

NOTE 12--INTEREST RATE SWAP AGREEMENTS

The Fund has entered into interest rate swap agreements. Under the agreements, the Fund receives a floating rate of interest income and pays a fixed rate of interest on the notional values of the swaps to the agreement counterparty. At December 31, 2004, the Fund had open interest rate swap agreements as follows:

                                                                                  FLOATING RATE*                     UNREALIZED
                                                      NOTIONAL                     (RATE RESET      TERMINATION     APPRECIATION
                                                       AMOUNT       FIXED RATE       MONTHLY)          DATE        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                       $40,000,000     3.5000%         1.2800%         09/19/07       $    42,959
---------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                        42,000,000     4.6325%         1.1138%         08/02/09        (1,365,532)
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Services, Inc.                  40,000,000     3.3100%         1.1138%         08/02/05          (114,882)
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Services, Inc.                  30,000,000     3.6000%         1.2113%         09/12/07           (41,117)
=================================================================================================================================
                                                                                                                    $(1,478,572)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Based on 30 day London Interbank Offered Rate (LIBOR).

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           MAY 31, 2002
                                                                                         (DATE INVESTMENT
                                                                    YEAR ENDED              OPERATIONS
                                                                   DECEMBER 31,           COMMENCED) TO
                                                              -----------------------      DECEMBER 31,
                                                                2004           2003            2002
---------------------------------------------------------------------------------------------------------
Net asset value per common share, beginning of period         $  17.83       $  12.83        $  14.33
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.85           0.95(a)         0.49(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.16           5.33           (1.35)
=========================================================================================================
    Total from investment operations                              4.01           6.28           (0.86)
=========================================================================================================
Less distributions to auction rate preferred shareholders
  from net investment income(b)                                  (0.08)         (0.06)          (0.04)
=========================================================================================================
Total from investment operations attributable to common
  shares                                                          3.93           6.22           (0.90)
=========================================================================================================
Less offering costs charged to paid-in capital on common
  shares:
  Offering costs on common shares                                   --             --           (0.03)
---------------------------------------------------------------------------------------------------------
  Offering costs on auction rate preferred shares                   --          (0.00)          (0.07)
---------------------------------------------------------------------------------------------------------
  Dilutive effect of common share offering                          --          (0.00)          (0.00)
=========================================================================================================
    Total offering costs charged to paid-in capital                 --          (0.00)          (0.10)
=========================================================================================================
Less distributions to common shareholders:
  Dividends from net investment income                           (1.24)         (0.79)          (0.42)
---------------------------------------------------------------------------------------------------------
  Dividends from net realized gains                              (0.50)            --              --
---------------------------------------------------------------------------------------------------------
  Return of capital                                                 --          (0.43)          (0.08)
=========================================================================================================
    Total distributions to common shareholders                   (1.74)         (1.22)          (0.50)
=========================================================================================================
Net asset value per common share, end of period               $  20.02       $  17.83        $  12.83
_________________________________________________________________________________________________________
=========================================================================================================
Market value per common share, end of period                  $  17.50       $  16.59        $  12.30
_________________________________________________________________________________________________________
=========================================================================================================
Net asset value total return(c)(d)                               24.43%         51.41%          (6.90)%
_________________________________________________________________________________________________________
=========================================================================================================
Market value return(c)(d)                                        16.89%         46.95%         (14.73)%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets attributable to common shares, end of period
  (000s omitted)                                              $799,358       $712,069        $511,940
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets attributable to
  common shares:
  With fee waivers and/or expense reimbursements(e)               0.93%(f)       1.00%(a)         1.02%(a)(g)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(e)            1.32%(f)       1.41%(a)         1.43%(a)(g)
=========================================================================================================
Ratio of net investment income to average net assets
  attributable to common shares(e)                                4.64%(f)       6.46%(a)         6.28%(a)(g)
=========================================================================================================
Ratio of distributions to auction rate preferred
  shareholders to average net assets attributable to common
  shares                                                          0.42%(f)       0.43%           0.50%(g)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(c)                                          19%            37%             35%
=========================================================================================================
Auction rate preferred shares:
  Liquidation value, end of period (000s omitted)             $205,000       $205,000        $205,000
=========================================================================================================
  Total shares outstanding                                       8,200          8,200           8,200
=========================================================================================================
  Asset coverage per share                                    $122,483       $111,838        $ 87,432
=========================================================================================================
  Liquidation and market value per share                      $ 25,000       $ 25,000        $ 25,000
_________________________________________________________________________________________________________
=========================================================================================================

(a) As a result of changes in accounting principles generally accepted in the United States of America, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.38%, a decrease to the expense ratio of 0.38% and an increase to net investment income per share of $0.03 for the period May 31, 2002 (date investment operations commenced) through December 31, 2002.
(b) The amount shown is based on average number of common shares outstanding.
(c)  Not annualized for periods less than one year.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value over the period indicated, taking into account dividends as reinvested.
(e) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares.
(f) Ratios are based on average daily net assets attributable to common shares of $734,602,581.
(g)  Annualized.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Select Real Estate Income Fund (the "Fund"), also serves as investment advisor to a number of open-end mutual funds (the "AIM Funds").

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). Management of AIM and the Fund do not expect there to be any impact to the Fund of the above-referenced settlements.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the Fund might react by selling their shares which could have an adverse effect on the market value of the Fund's shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Select Real Estate Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Real Estate Income Fund (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

PROXY RESULTS (UNAUDITED)

An Annual Meeting of Shareholders of AIM Select Real Estate Income Fund, a Delaware business trust, was held on May 10, 2004. The meeting was held for the following purposes:

COMMON SHARES

(1) Election of Trustees. Nominees: Bob R. Baker, James T. Bunch, Bruce L. Crockett, Jack M. Fields, Gerald J. Lewis, Louis S. Sklar and Larry Soll, Ph.D.

(2)* Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as Independent public accountants.

PREFERRED SHARES

(1) Election of Trustees. Nominees: Bob R. Baker, James T. Bunch, Bruce L. Crockett, Jack M. Fields, Gerald J. Lewis, Louis S. Sklar, Larry Soll, Ph.D. and Ruth H. Quigley.

(2)* Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as Independent public accountants.

The results of voting on the above matters were as follows:

                                                                      VOTES        WITHHELD/
      TRUSTEES/MATTER (COMMON SHARES)                VOTES FOR       AGAINST      ABSTENTIONS
---------------------------------------------------------------------------------------------
(1)   Bob R. Baker.................................  35,831,164         N/A         364,287
      James T. Bunch...............................  35,842,575         N/A         352,876
      Bruce L. Crockett............................  35,846,581         N/A         348,870
      Jack M. Fields...............................  35,829,736         N/A         365,715
      Gerald J. Lewis..............................  35,815,993         N/A         379,458
      Louis S. Sklar...............................  35,827,124         N/A         368,327
      Larry Soll, Ph.D. ...........................  35,826,749         N/A         368,702

                                                                      VOTES        WITHHELD/
      TRUSTEES/MATTER (PREFERRED SHARES)             VOTES FOR       AGAINST      ABSTENTIONS
---------------------------------------------------------------------------------------------
      Bob R. Baker.................................       6,274         N/A              36
      James T. Bunch...............................       6,274         N/A              36
      Bruce L. Crockett............................       6,274         N/A              36
      Jack M. Fields...............................       6,274         N/A              36
      Gerald J. Lewis..............................       6,274         N/A              36
      Louis S. Sklar...............................       6,274         N/A              36
      Larry Soll, Ph.D. ...........................       6,274         N/A              36
      Ruth H. Quigley..............................       6,274         N/A              36

(2)*  Ratification of the Audit Committee's
      selection of PricewaterhouseCoopers LLP as
      Independent public accountants...............  35,887,068      159,744        154,949

* Proposal required approval by a combined vote of Common and Preferred Shares.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Select Real Estate Income Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     2002             Director and Chairman, A I M Management
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)

                                                    Formerly: President and Chief Executive    None
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)

                                                    Formerly: Director, Chairman, President    None
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    2002             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2002             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2002             Director of a number of public and
   Trustee                                          private business corporations, including
                                                    the Boss Group Ltd. (private investment
                                                    and management) and Magellan Insurance
                                                    Company

                                                    Formerly: Director, President and Chief    Cortland Trust, Inc. (Chairman)
                                                    Executive Officer, Volvo Group North       (registered investment company);
                                                    America, Inc.; Senior Vice President, AB   Annuity and Life Re (Holdings),
                                                    Volvo; and director of various             Ltd. (insurance company)
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2002             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2002             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2002             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004





The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   Gerald J. Lewis -- 1933         2004               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)

                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2002               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2002               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2002               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       2002               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company

                                                      Formerly: Senior Vice President and        N/A
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------


   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.

                                                      Formerly: Senior Vice President and        N/A
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2002               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2002               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      2002               Executive Vice President, A I M
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)

                                                      Formerly: Director of A I M Advisors,      N/A
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       TRANSFER AGENT           AUDITORS                 SUB-ADVISOR
                                                       (PREFERRED SHARES)
11 Greenway Plaza             A I M Advisors, Inc.                              PricewaterhouseCoopers   INVESCO Institutional
Suite 100                     11 Greenway Plaza        Deutsche Bank Trust      LLP                      (N.A.), Inc.,
Houston, TX 77046-1173        Suite 100                Company Americas         1201 Louisiana Street    INVESCO Realty Advisors
                              Houston, TX 77046-1173   100 Plaza One            Suite 2900               division
                                                       Jersey City, NJ          Houston, Texas           Three Galleria Tower
                                                       07311-3901               77002-5678               Suite 500
                                                                                                         13155 Noel Road
                                                                                                         Dallas, TX 75240-5042

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT (COMMON   CUSTODIAN
                              INDEPENDENT TRUSTEES     SHARES)
Ballard Spahr                                                                   State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  EquiServe Trust          Trust Company
1735 Market Street            & Frankel LLP            Company, N.A.            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         and EquiServe, Inc.      Boston, MA 02110-2801
                              New York, NY 10022-3852  P.O. Box 43010
                                                       Providence, RI
                                                       02940-0310



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)



Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $41,344,096 for the Fund's tax year ended December 31, 2004.



For its tax year ended December 31, 2004, the Fund designated 0.64% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

                                   AIMinvestments.com                  SREI-AR-1




                           [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
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Mutual     Retirement   Annuities   College   Separately  Offshore   Cash                 [AIM INVESTMENTS LOGO APPEARS HERE]
Funds      Products                 Savings   Managed     Products   Management                 --Registered Trademark--
                                    Plans     Accounts
-------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

      As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

      PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                               Percentage of Fees
                                               Billed Applicable                            Percentage of Fees
                                                  to Non-Audit                             Billed Applicable to
                                               Services Provided                            Non-Audit Services
                          Fees Billed for     for fiscal year end                           Provided for fiscal
                         Services Rendered      2004 Pursuant to       Fees Billed for         year end 2003
                         to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                        for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                                2004             Requirement(1)     fiscal year end 2003     Requirement(1)(2)
                        -------------------   -------------------   --------------------   -------------------
Audit Fees                   $ 42,832                 N/A                 $ 36,375                 N/A
Audit-Related Fees(3)        $      0                  0%                 $ 15,000                  0%
Tax Fees(4)                  $  8,792                  0%                 $  8,620                  0%
All Other Fees               $      0                  0%                 $      0                  0%
                             --------                                     --------
Total Fees                   $ 51,624                  0%                 $ 59,995                  0%

PWC billed the Registrant aggregate non-audit fees of $8,792 f or the fiscal year ended 2004, and $23,620 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Audit-Related fees for the fiscal year ended December 31, 2003 includes fees billed for agreed upon procedures in connection with reports filed with rating agencies.

(4) Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

      PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                       Fees Billed for                                Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                     Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                      That Were Required        year end 2004       That Were Required        year end 2003
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                     by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                       Audit Committee         Requirement(1)       Audit Committee(2)      Requirement(1)(3)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees            $0                      0%                     $0                   0%
Tax Fees                      $0                      0%                     $0                   0%
All Other Fees                $0                      0%                     $0                   0%
                              --                                             --
Total Fees(4)                 $0                      0%                     $0                   0%

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and
      (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

      The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

- Bookkeeping or other services related to the accounting records or financial statements of the audit client

- Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

-     Actuarial services

-     Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

      Management functions
      Human resources
      Broker-dealer, investment adviser, or investment banking services
      Legal services Expert services unrelated to the audit
      Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            (a) The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of this committee are: Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Larry Soll, Dr. Prema Mathai-Davis and Miss Ruth M. Quigley (Vice-Chair).

            (b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

            Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                           [INVESCO LOGO APPEARS HERE]

                      PROXY VOTING POLICIES AND PROCEDURES

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

      (1)   describe any real or perceived conflict of interest,

      (2)   discuss any procedure used to address such conflict of interest,

      (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

      (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

      - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

      - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

      I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        _________________________
                                               Print Name

_________________________               _________________________
         Date                                  Signature

                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.    Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote.

Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

      - Are inside directors or affiliated outside directors and the full board is less than majority independent

      - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

      - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

      - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

      -     Two-thirds independent board

      -     All-independent key committees

      -     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.    Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry; management's track record

-     Background to the proxy contest

-     Qualifications of director nominees (both slates)

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.    Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.    Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives

      -     Control issues

      -     Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

      -     Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

      - offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

      - percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spin-off

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.    State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.    Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

         Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

      - more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.    Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

-     Cash compensation, and

-     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                               RUSSELL 3000                  NON-RUSSELL 3000
                                                      Standard   Mean + Std          Standard   Mean + Std
    GICS               GICS Dsec               Mean   Deviation      Dev     Mean    Deviation     Dev
-------------  ------------------------------  -----  ---------  ----------  ------  ---------  ----------
1010           Energy                          1.60%     1.02%      2.61%     2.59%    2.19%       4.78%
1510           Materials                       1.55%      .81%      2.36%     2.54%    1.92%       4.46%
2010           Capital Goods                   1.86%     1.19%      3.05%     3.23%    2.93%       6.17%
2020           Commercial Services & Supplies   287%     1.53%      4.40%     4.39%    3.68%       8.07%
2030           Transportation                  2.10%     1.50%      3.60%     2.44%    2.22%       4.66%
2510           Automobiles & Components        2.10%     1.37%      3.48%     2.90%    2.28%       5.18%
2520           Consumer Durables & Apparel     2.40%     1.51%      3.90%     3.42%    2.79%       6.21%
2530           Hotels Restaurants & Leisure    2.39%     1.08%      3.48%     3.30%    2.87%       6.17%
2540           Media                           2.34%     1.50%      3.84%     4.12%    2.89%       7.01%
2550           Retailing                       2.89%     1.95%      4.84%     4.26%    3.50%       7.75%
3010 to 3030   Food & Staples Retailing        1.98%     1.50%      3.48%     3.37%    3.32%       6.68%
3510           Health Care Equipment &         3.24%     1.96%      5.20%     4.55%    3.24%       7.79%
               Services
3520           Pharmaceuticals &               3.60%     1.72%      5.32%     5.77%    4.15%       9.92%
               Biotechnology
4010           Banks                           1.44%     1.17%      2.61%     1.65%    1.60%       3.25%
4020           Diversified Financials          3.12%     2.54%      5.66%     5.03%    3.35%       8.55%
4030           Insurance                       1.45%      .88%      2.32%     2.47%    1.77%       4.24%
4040           Real Estate                     1.01%      .89%      1.90%     1.51%    1.50%       3.01%
4510           Software & Services             5.44%     3.05%      8.49%     8.08%    6.01%      14.10%
4520           Technology Hardware &           4.00%     2.69%      6.68%     5.87%    4.25%      10.12%
               Equipment
4530           Semiconductors &                5.12%     2.86%      7.97%     6.79%    3.95%      10.74%
               Semiconductor Equipment
5010           Telecommunications Services     2.56%     2.39%      4.95%     4.66%    3.90%       8.56%
5510           Utilities                        .90%      .65%      1.55%     3.74%    4.63%       8.38%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

      -     Base salary, bonus, long-term incentives

      - Accumulative realized and unrealized stock option and restricted stock gains

      - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

      -     Payment if termination occurs within 12 months: $_____

      -     Payment if "not for cause" termination occurs within 12 months:
            $______

      -     Payment if "change of control" termination occurs within 12 months:
            $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1)The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.
---------------------

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

      -     Director stock ownership guidelines
            -     A minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period
            - A minimum vesting of three years for stock options or restricted stock, or

            - Deferred stock payable at the end of a three-year deferral period.

      -     Mix between cash and equity
            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     Retirement/Benefit and Perquisites programs
            - No retirement/benefits and perquisites provided to non-employee directors.

      -     Quality of disclosure
            - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the

-------------------------
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the re-pricing

      -     Value-for-value exchange

      -     Treatment of surrendered options

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

      - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.    Social and Environmental Issues

                       CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

      - terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting

      -     R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

      - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

      - Any voluntary labeling initiatives undertaken or considered by the company

      - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

      - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

      - The company's existing healthcare policies, including benefits and healthcare access for local workers

      -     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its sub-prime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

      -     The percentage of the company's business affected

      -     The feasibility of a spin-off

      - Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

      - The feasibility of financially quantifying environmental risk factors,

      - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

      -     The costs associated with implementing improved standards,

      - The potential costs associated with remediation resulting from poor environmental performance, and

      - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      -     The nature of the company's business and the percentage affected

      -     The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:

      -     Risks associated with certain international markets

      -     The utility of such a report to shareholders

      - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacture

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

      - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

      -     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

      -     The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of independent nominating committee

      -     Use of outside search firm

      -     History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.   Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

      - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

      - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - ignore a shareholder proposal that is approved by a majority of shares outstanding;

      - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

      - are interested directors and sit on the audit or nominating committee; or

      -     are interested directors and the full board serves as the audit or

      - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

         Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance as compared with peers

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications

Vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

      CHANGING THE DOMICILE OF A FUND

      Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

            - regulations of both states; required fundamental policies of both states; and the increased flexibility available.

      AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

      Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

      DISTRIBUTION AGREEMENTS

      Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

            - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

      MASTER-FEEDER STRUCTURE

      Vote FOR the establishment of a master-feeder structure.

      MERGERS

      Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

            - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

      SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

      Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

      SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

      Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

      Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

            - performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

                  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)       (1) Code of Ethics.

12(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)       (3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Select Real Estate Income Fund

By:   /s/ ROBERT H. GRAHAM
      -----------------------------
      Robert H. Graham
      Principal Executive Officer

Date: March 9, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ ROBERT H. GRAHAM
      -----------------------------
      Robert H. Graham
      Principal Executive Officer

Date: March 9, 2005

By:   /s/ SIDNEY M. DILGREN
      -----------------------------
      Sidney M. Dilgren
      Principal Financial Officer

Date: March 9, 2005

                                  EXHIBIT INDEX

12(a)(1)    Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.